THIS CONFORMING PAPER FORMAT DOCUMENT IS BEING SUBMITTED
          PURSUANT TO RULE 901(d) OF REGULATION   S-T.


               SECURITIES AND EXCHANGE COMMISSION

                      Washington, DC 20549


                            FORM 8-K


      CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                 SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  October 12, 1994


                        MULTIMEDIA, INC.
       ___________________________________________________
      (Exact name of registrant as specified in its charter)


                         South Carolina
           ___________________________________________
          (State or other jurisdiction of incorporation)


      0-6265                                 57-0173540
______________________             ______________________________
Commission File Number            (IRS Employer Identification No.)


305 South Main Street, Greenville, South Carolina           29601
_________________________________________________         _______
    (Address of principal executive offices)              Zip Code



                         (803) 298-4373
       __________________________________________________
       Registrant's Telephone Number, Including Area Code

ITEM 5.   OTHER EVENTS.

On October 12, 1994, the Company announced the signing of a new contract with Phil Donahue in the attached Press Release, the first paragraph of which press release is incorporated herein by reference thereto. The new contract took the form of an amendment of the existing contract, together with the grant of an option for 50,000 shares of the Company's common stock exercisable at the stock's fair market value on the date of execution of the amendment.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits

          20.  Press release dated October 12, 1994.

                                SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                        MULTIMEDIA, INC.



Dated:  October 18, 1994      SIGNATURE APPEARS HERE
                              _____________________________________
                              Robert E. Hamby, Jr.
                              Senior Vice President and
                              Chief Financial Officer




Dated:  October 18, 1994      SIGNATURE APPEARS HERE
                              _____________________________________
                              Thomas L. Magaha
                              Vice President-Controller